UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Nortech Systems Incorporated
(Name of Registrant as Specified In Its Charter)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be Held May 6, 2015

TO THE SHAREHOLDERS OF NORTECH SYSTEMS INCORPORATED:

The Annual Meeting of Shareholders of Nortech Systems Incorporated (the “Company”) will be held at the Wayzata Country Club, 200 West Wayzata Boulevard, Wayzata, Minnesota, on May 6, 2015, at 3:00 p.m., for the following purposes:

1. To elect seven members of the Board of Directors to serve for a one-year term and until their successors are elected and qualify;

2. To approve, on an advisory basis, the compensation of our named executive officers (referred to as the “Say-on-Pay” proposal);

3. To approve the Company’s Restated Equity Appreciation Rights Plan; and

4. To transact such other business as may properly come before the meeting or any adjournment thereof.

Only shareholders of record at the close of business on March 11, 2015, will be entitled to notice of and to vote at the meeting or any adjournment thereof.

Important Notice regarding the availability of proxy materials for the Annual Meeting of Shareholders to be held on May 6, 2015: The Notice and Proxy Statement and Annual Report on Form 10-K are available online at www.proxyvote.com.

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY REVOKE THE PROXY AND VOTE YOUR SHARES IN PERSON.

Your attention is called to the accompanying Proxy Statement.

By Order of the Board of Directors
March 27, 2015	Martin R. Rosenbaum
Secretary

Nortech Systems Incorporated

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS, MAY 6, 2015

This Proxy Statement is furnished to shareholders of NORTECH SYSTEMS INCORPORATED, a Minnesota corporation (the “Company”), in connection with the solicitation on behalf of the Company’s Board of Directors of proxies for use at the annual meeting of shareholders to be held on May 6, 2015, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

The address of the principal executive office of the Company is 1120 Wayzata Boulevard East, Suite 201, Wayzata, Minnesota 55391.  We will begin mailing this proxy statement and proxy card to shareholders on or about March 27, 2015.

SOLICITATION AND REVOCATION OF PROXIES

The Company will pay the costs and expenses of solicitation of proxies. In addition to the use of the mails, directors, officers and regular employees of the Company may solicit proxies personally or by telephone or letter with extra compensation. The Company will reimburse brokers and other custodians, nominees or fiduciaries for their expenses in forwarding proxy material to principals and obtaining their proxies.

Proxies in the form enclosed are solicited on behalf of the Board of Directors. Any shareholder giving a proxy in this form may revoke it at any time before it is exercised. Such proxies, if received in time for voting and not revoked, will be voted at the annual meeting in accordance with the specifications indicated on the proxy.

VOTING RIGHTS AND REQUIREMENTS

Only shareholders of record as of the close of business on March 11, 2015 will be entitled to sign proxies or to vote. On that date, there were 2,742,992 shares issued, outstanding and entitled to vote. Each share of Common Stock is entitled to one vote. A majority of the outstanding shares present in person or by proxy at the meeting is required to transact business, and constitutes a quorum for voting on items at the meeting. If you vote, your shares will be part of the quorum. Abstentions and broker non-votes will be counted as being present at the meeting in determining the quorum, but neither will be counted as a vote in favor of a matter. A “broker non-vote” is a proxy submitted by a bank, broker or other custodian that does not indicate a vote for some of the proposals because the broker does not have or does not exercise discretionary voting authority on certain types of proposals and has not received instructions from its client as to how to vote on those proposals.

Vote Required

Election of Directors—The affirmative vote of a plurality of the shares of Common Stock present in person or by proxy and entitled to vote at this annual meeting is required for the election to the Board of each of the nominees for director. Shareholders do not have the right to cumulate their votes in the election of directors. “Plurality” means that the individuals who receive the greatest number of votes cast “For” are elected as directors. The approval of the number of directors requires the affirmative vote of a majority of the votes cast at the meeting by shareholders who are entitled to vote.

Say-on-Pay —The advisory vote on executive compensation in Item 2 is not binding on us; however, we will consider the shareholders to have approved our executive compensation if the number of shares voted “For” the proposal exceed the number of shares voted “Against” the proposal. A shareholder who abstains with respect to this proposal will have no effect on its outcome.

Restated Equity Appreciation Rights Plan—The approval of the Restated Equity Appreciation Rights Plan requires the affirmative vote of a majority of the votes cast at the meeting by shareholders who are entitled to vote. An abstention by a shareholder with respect to this proposal will have the same effect as a vote “Against” the proposal.

Routine Versus Non-Routine Matters.  Brokers cannot vote on their customers’ behalf on “non-routine” proposals such as Item 1, the election of directors, Item 2, the advisory vote on executive compensation and Item 3, the approval of the Restated Equity Appreciation Rights Plan. Because brokers require their customers’ direction to vote on such non-routine matters, it is critical that shareholders provide their brokers with voting instructions.

Effect of Broker Non-Votes.  If you hold your shares in street name and do not provide voting instructions to your bank, broker or other custodian, your shares will not be voted on any proposal on which your broker does not have or does not exercise discretionary authority to vote (a “broker non-vote”), such as may be the case with a non-routine matter for which you do not provide voting instructions. A broker non-vote on any of the proposals presented at the annual meeting will have no effect on the outcome of the proposal.

ITEM 1

ELECTION OF DIRECTORS

The Board of Directors currently consists of seven members. The Board has nominated the individuals below to be elected at the meeting. All of the nominees except Mr. Kennedy are presently directors of the Company. Proxies solicited by the Board will, unless otherwise directed, be voted for the election of the following seven nominees:

MICHAEL J. DEGEN

KATHLEEN IVERSON

MICHAEL KENNEDY

DAVID B. KUNIN

KENNETH LARSON

RICHARD W. PERKINS

RICHARD G. WASIELEWSKI

Following is information regarding the nominees:

Name	Age	Position
Michael J. Degen	71	Chairman of the Board of Directors
Kathleen Iverson	59	Director
Michael Kennedy	45	Director Nominee
David B. Kunin	55	Director
Kenneth Larson	74	Director
Richard W. Perkins	84	Director
Richard G. Wasielewski	63	Chief Executive Officer and Director

Mr. Degen served as president and chief executive officer of the Company from May 2002 through December 31, 2013.  On January 1, 2014, he was appointed executive chairman of the Board of Directors.  Effective January 1, 2015, he became a consultant to the Company and Chairman of the Board. Mr. Degen’s experience includes 17 years with the Toro Company, a leader in the Lawn & Garden Industry, from 1983 to 2000.  As managing director of Toro’s Operations, Mr. Degen gained firsthand knowledge and experience in complex multi-plant operations, customer service and organization management.  Mr. Degen has been a director of the Company since May 1998.  Mr. Degen brings to our Board his experience and knowledge of our business derived from his recent position as president and CEO and a long-term Board member.

Ms. Iverson is currently the CEO (consulting) of Black Hills IP, a provider of IP, paralegal and trademark services since October of 2014. Ms. Iverson currently serves on the Board of Directors of MOCON Inc., which develops, manufactures and markets measurement, analytical and monitoring product for the barrier packaging, food and pharmaceutical markets.  She previously served as a Director of Speed Commerce, Inc., a provider of end to end e-commerce services from 2008 until 2014. Ms. Iverson served as President and CEO of CyberOptics Corporation, a designer and manufacturer of optical process control sensors and measurement inspection systems used in the electronic assembly and semiconductor industries, from January 2003 until her retirement in January 2014. Ms. Iverson held a variety of positions with CyberOptics beginning in 1998; she was a Director from May 1998 through January 2014, and she was Chairman of the Board from August 2009 through January 2014. Ms. Iverson brings to our Board her experience and knowledge from her executive and board positions and strong experience in the electronics manufacturing industry.  Ms. Iverson has been a director of the Company since March 2015. She was recommended by the CEO.

Mr. Kennedy is currently the Vice President of Sales of Wesco Aircraft Holdings, Inc., a provider of supply chain management solutions to the global aerospace and defense industries, since November 2014.  Prior to joining Wesco, Mr. Kennedy served as Vice President of Asset and Supplier Marketing of WPG Americas, Inc., a large distributor of electronic components, from May 2013 to November 2014.  From May 1994 to February 2013, Mr. Kennedy held increasingly senior positions at Arrow Electronics, Inc. and was most recently the Vice President EMEA PEMCO Engineering and Marketing. Mr. Kennedy brings to our Board his experience and knowledge from twenty-one years in the electronics products distribution and supply chain management industries.  Mr. Kennedy was recommended by the CEO.

Mr. Kunin has been since 1998 and presently is the chief executive officer of Beautopia LLC, a beauty products manufacturing business.  From 1997 until October 2011 he served as a director of Regis Corporation, the world’s largest owner and franchisor of hair salons.  He spent ten years in sales and senior management positions for computer companies, contract manufacturing and printed circuit board fabrication.  He serves as president of a family holding company, Curtis Squire, Inc., the owner of 49% of the Company’s outstanding common stock. Mr. Kunin has been a director of the Company since May 2014.  Mr. Kunin brings to our Board his experience in the contract manufacturing and printed circuit board businesses as well as his experience as a director of a publicly owned company.

Mr. Larson is currently the chief executive officer of Classic Space and was chairman of the board for Restaurant Technologies, Inc., an installer of automated cooking oil systems for the fast food restaurant industry, from 1999 until the company was sold in June 2011.   Mr. Larson was president and chief operating officer of Polaris Industries, a leader in sales and service to the ATV and snowmobile industries, from 1988 to 1998. Mr. Larson has gained firsthand experience in corporate financial performance and all aspects of manufacturing within multidivisional operations.  He has been a director of the Company since 2002. He served on the board of Feather Lite, Inc. a publicly held company until it was acquired in 2006.  Mr. Larson brings to our Board his experience and knowledge from both his past executive positions and strong manufacturing background.

Mr. Perkins has served since 1985 as president, chief executive officer and a director of Perkins Capital Management, Inc., a registered investment advisor. He has been a director of the Company since 1993 and is the chairman of the Audit Committee. Mr. Perkins serves as a director for several privately held companies.  At certain times during the past five years he has  served as a director for CNS, Inc., PW Eagle, Inc., Lifecore Biomedical, Inc., Teledigital, Inc., Vital Images, Synovis Life Technologies, Inc., and Two Way TV (US), Inc.  With his varied experiences as a director and investment manager working in the financial markets, Mr. Perkins has gained firsthand knowledge and experience in audit and internal controls over financial reporting and related matters dealing with shareholders and governance issues.

Mr. Wasielewski was senior vice president and chief financial officer of the Company from April 2004, when he joined the Company, until February 13, 2013, when he was appointed to the additional position of president and chief operating officer.  He was appointed chief executive officer and a director of the Company effective January 1, 2014.

DIRECTORS MEETINGS

There were five meetings of the Board of Directors during the last fiscal year. All directors acting that year attended all meetings of the Board and committees of the Board on which such director served.

The Board of Directors has established a Nominating and Corporate Governance Committee, a Compensation Committee, and an Audit Committee. The members of each committee are Messrs. Larson, Perkins and Riley. The Board of Directors has determined that Messrs. Larson, Perkins and Riley are independent directors under the rules established by the Securities and Exchange Commission and the Marketplace Rules of The NASDAQ Stock Market (“NASDAQ”). Further, the Board has determined that Mr. Perkins is an “audit committee financial expert” as defined by applicable regulations of the Securities and Exchange

Commission. In the last fiscal year the Audit Committee met four times, the Compensation Committee met four times, and the Nominating and Corporate Governance Committee met three times. The charters of all committees are posted on the Company’s website at www.nortechsys.com.  We encourage Board members to attend the annual meeting of shareholders. All present members of the Board attended the 2014 annual meeting.

BOARD LEADERSHIP STRUCTURE

The Board has determined that the positions of Chairman of the Board and Chief Executive Officer should be held by different persons.  The Board believes that this leadership structure has enhanced the Board’s oversight of, and independence from, the Company’s management and the Board’s ability to carry out its roles and responsibilities on behalf of the shareholders.

RISK OVERSIGHT

Management and the Company’s outside counsel discuss risks, both during Board meetings and in direct discussions with Board members. These discussions identify Company risks which are prioritized and assigned to the appropriate Board committee or the full Board for oversight.  Internal control and financial risks are overseen by the Audit Committee; compensation risks are overseen by the Compensation Committee; CEO succession planning is overseen by the Governance and Nominating Committee; and compliance risks are typically overseen by the full Board.  Management regularly reports on each such risk to the relevant committee or the Board, and material risks identified by a relevant committee are then presented to the full Board.  The Company’s risk management program as a whole is reviewed annually at a meeting of the Board.  Additional review or reporting on Company risks is conducted as needed or as requested by the Board or committee.

EXECUTIVE OFFICERS

The Executive Officers of the Company are as follows:

Name	Age	Position
Richard G. Wasielewski	63	Chief Executive Officer and Director
Curtis J. Steichen	58	Senior Vice President, Chief Marketing and Sales Officer
Paula M. Graff	58	Vice President and Chief Financial Officer

Mr. Wasielewski joined the Company in April 2004 as Vice President and Chief Financial Officer.   He was appointed President and Chief Operating Officer in February 2013 and Chief Executive Officer on January 1, 2014.

Mr. Steichen has been Chief Marketing and Sales Officer since January 2012.  He has held senior marketing and operational positions with the Company since May 2005.

Ms. Graff joined the Company in May 2013 as Director of Finance.  She was appointed Vice President and Chief Financial Officer on January 1, 2014.  From 2009 until she joined the Company she was engaged in general corporate tax consulting for domestic and international companies.  From 1989 to 2009 she was employed by The Toro Company as Director of Tax Accounting/Assistant Treasurer.

COMPENSATION COMMITTEE

The Compensation Committee is composed of the independent outside directors whose names appear below.  The Committee has a charter which is available on the Company’s website (www.nortechsys.com). The Committee determines the compensation of executive officers of the Company. Compensation for executive officers includes four elements: base salaries, bonuses, share-based compensation and equity appreciation rights.  Salaries are based on factors such as the individual’s level of responsibility and the amount of salary paid to executives with similar responsibilities in comparable companies.  Bonuses are awarded based on a combination of the executive’s success in meeting certain pre-established individual goals and the Company’s performance in meeting certain financial goals.  All share-based compensation and equity appreciation rights plans are designed to increase the incentive for an executive’s interest in the Company’s success as measured by the market value of its stock or other financial-related measures and to align the interests of the executives with those of the Company’s shareholders.

The Chief Executive Officer’s base compensation for 2014 was established under an employment agreement executed in 2014.   It was determined that the total compensation of the Chief Executive Officer was comparable to compensation of chief executive officers of comparable companies.  The base compensation of the other executive officers was set at the level necessary to attract and retain executives performing the functions being performed by such executives.

Kenneth Larson, Chair

C. Trent Riley

Richard W. Perkins

Members of the Compensation Committee

2014 SUMMARY COMPENSATION TABLE

The table below shows the compensation of the Company’s Chief Executive Officer and each of the other two most highly compensated executive officers for services to the Company in 2014 and 2013.

Name and Principal			Non-Equity Incentive Plan Compensation	All Other Compensation
Position	Year	Salary	$	$	Total
			$(2)	(3)	$
Richard G. Wasielewski	2014	263,173	24,570	16,780	304,523
Chief Executive Officer (1)	2013	226,923	39,083	51,958	317,964

Curtis J. Steichen	2014	199,735	24,570	38,565	262,870
Senior Vice President	2013	193,100	35,333	43,977	272,410

Paula M. Graff	2014	174,808	12,840	4,865	192,513
Chief Financial Officer	2013	104,615	12,650	5,092	122,357

(1)            The Company in 2014 entered into an employment agreement with Mr. Wasielewski, its Chief Executive Officer  providing (a) for a base salary subject to increases related to the Company’s general executive pay schedule during the term of the agreement, (b) that he will participate in any incentive plan for which the Company determines he is eligible, and (c) that if Mr. Wasielewski becomes unable to perform his duties because of illness or other incapacity during the term of the agreement, his compensation and his medical, dental and life insurance shall be continued for a period of 24 months. The agreement also provides that if Mr. Wasielewski initiates the termination of employment, he will not for a period of one year following his termination of employment, anywhere in the United States or Mexico, engage in any business or in any manner be connected with or employed by any organization, in direct competition with the Company’s business.

(2)            Includes amounts accrued under the Company’s Annual Incentive Compensation Plan.  There were no such amounts accrued for in 2014. Amounts accrued for in 2013 were as follows:  Mr. Wasielewski $30,250, Mr. Steichen $26,500, Mrs. Graff $12,650.  Also includes amounts accrued under the Equity Appreciation Rights Plan.  Under this Plan, the Company may award equity appreciation rights units to employees that give the holder the right to receive a cash payment equal to the appreciation in book value per share of common stock from the designated base date to the redemption date.  The units are subject to redemption by the Company 36 months after the designated base date.

The following table sets forth as of December 31, 2014, the outstanding  grants of equity appreciation rights, including the grant dates, base dates, redemption dates and number of units granted to each of the named executive officers (“NEOs”).

Name	Grant Date	Base Date	Redemption Date	Units
Richard G. Wasielewski	3/7/2012	12/31/2012	12/31/2015	25,000
	3/7/2012	12/31/2013	12/31/2016	25,000
	2/13/2013	12/31/2014	12/31/2017	25,000
	2/13/2013	12/31/2015	12/31/2018	50,000
	2/13/2013	12/31/2016	12/31/2019	50,000

Curtis J. Steichen	3/7/2012	12/31/2012	12/31/2015	25,000
	3/7/2012	12/31/2013	12/31/2016	25,000
	2/13/2013	12/31/2014	12/31/2017	25,000
	2/13/2013	12/31/2015	12/31/2018	50,000
	2/13/2013	12/31/2016	12/31/2019	50,000

Paula M. Graff	1/1/2014	12/31/2013	12/31/2016	25,000
	1/1/2014	12/31/2014	12/31/2017	25,000

The value of the aggregate outstanding equity appreciation awards to these individuals as of December 31, 2014, was as follows: Messrs. Wasielewski and Steichen each $33,403, Mrs. Graff $12,840.

(3)            Represents amounts accrued under the Executive Life Insurance Plan for executive officers. Pursuant to this Plan, the Company will pay a bonus to each officer equal to 15% of the officer’s base annual salary, as well as an additional bonus to cover federal and state income taxes incurred by the officer with respect to the 15% bonus. The officers are required to purchase life insurance and retain ownership of the life insurance policy once it is purchased. The Plan provides a five-year vesting schedule in which the officers vest in their bonus at a rate of 20% each year. Should an officer terminate employment prior to the fifth year of vesting, that officer must reimburse the Company for any unvested amounts.

OUTSTANDING EQUITY AWARDS AT 2014 FISCAL YEAR END

Name	Number of Securities Underlying Unexercised Options Exercisable		Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price $	Option Expiration Date
Richard G. Wasielewski	10,000	(1)	—	7.79	10/31/2016
	7,500	(2)	—	7.44	3/7/2016

Curtis J. Steichen	10,000	(1)	—	7.79	10/31/2016
	7,500	(2)	—	7.44	3/7/2016
	20,000	(3)	—	5.28	5/16/2015

Paula M. Graff	5,250	(4)	—	5.65	12/11/2023

(1)      Stock options granted on 11/1/06 vested, and became exercisable in one-third increments on 1/1/08, 1/1/09, and 1/1/10.

(2)      Stock options granted on 3/07/06 vested, and became 100% exercisable on 12/31/08.

(3)      Stock options granted on 5/16/05 vested, and became 100% exercisable on 11/15/05.

(4)      Stock options granted on 12/11/13 vested, and became 100% exercisable on 12/11/14.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE-IN-CONTROL

Each of the NEOs has entered into a change of control agreement with the Company. Under the agreement, in the event of an involuntary termination of any of the NEOs after a change in control of the Company, each officer would receive for 36 months (or in a lump sum, at the officer’s option) his base salary, annual bonus at time of termination, and continued participation in the Company’s health, disability and life insurance plans, and additionally up to $10,000 for professional outplacement services. Assuming that the triggering event took place on December 31, 2014, the amounts payable to the NEOs would be as follows:

Richard G. Wasielewski	$912,322

Curtis J. Steichen	$785,262

Paula M. Graff	$569,764

2014 DIRECTOR COMPENSATION

	Fees Paid	Stock Awards	Option Awards	Total

David Kunin (1)	$13,000	—	—	13,000
Kenneth Larson	29,500	—	—	29,500
Richard W. Perkins	31,000	—	—	31,000
C. Trent Riley	28,000	—	—	28,000
Michael Degen (2)	297,136	—	—	297,136

(1)         Mr. Kunin was elected to the Board on May 7, 2014.

(2)         On January 1, 2014, Mr. Degen became Executive Chairman pursuant to an amendment to his employment agreement. He received the following compensation under this agreement in 2014: (a) prorated base salary of $148,923; (b) expense related to Mr. Degen’s equity appreciation rights, $116,586; and (c) other income of $31,627, including amounts paid under the Executive Life Insurance Plan, reimbursement for health insurance costs and other benefits set forth under the amendment to Mr. Degen’s employment agreement dated November 5, 2014. On January 1, 2015, Mr. Degen became a consultant to the Company under an agreement that provides for, among other things, a fee of $17,500 per month for twelve months for consulting services, and under which Mr. Degen has agreed not to engage in a competitive business within the United States for a period of two years from the date of termination of the agreement.

The aggregate number of restricted stock awards and the aggregate number of option awards outstanding on December 31, 2014, for each of the above-named directors are as follows:

	Stock	Options
Mr. Kunin	—	—
Mr. Larson	—	17,250
Mr. Perkins	—	17,250
Mr. Riley	—	17,250
Mr. Degen (1)	—	35,000

(1)         Mr. Degen also holds equity appreciation rights as follows:

Name	Grant Date	Base Date	Redemption Date	Units

Michael Degen	3/7/2012	12/31/2011	12/31/2014	50,000
	3/7/2012	12/31/2012	12/31/2015	50,000
	3/7/2012	12/31/2013	12/31/2016	50,000
	2/13/2013	12/31/2012	12/31/2015	50,000
	2/13/2013	12/31/2013	12/31/2016	50,000

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

The Company has established a Nominating and Corporate Governance Committee of the Board of Directors.  All the members of this Committee are independent as defined in the NASDAQ Marketplace Rules.

Shareholder Nominees

The Committee has adopted a policy of considering director candidates recommended by shareholders.  Any shareholder desiring to submit such a recommendation should transmit the candidate’s name and qualifications in a letter addressed to:

Nominating and Corporate Governance Committee
Nortech Systems Incorporated
1120 Wayzata Boulevard East, Suite 201
Wayzata, MN 55391

Director Qualifications

The Company’s Directors play a critical role in overseeing the management of the Company and its strategic direction.  Qualifications for candidates are based on various criteria, such as broad business and professional skills and experiences as management or directors of other companies.  Director candidates are expected to have the necessary time available to perform their duties and responsibilities to the Company.

The Nominating and Corporate Governance Committee and the Board of Directors have established minimum requirements for attracting qualified director candidates as follows: at least 10 years of relevant business experience, ability to read and understand financial statements, no conflict of interest with the Company, and meet the Company’s Code of Business Conduct and

Ethics.  The Nominating and Corporate Governance Committee and the Board of Directors retain the right to modify these minimum requirements from time to time.

The Nominating and Corporate Governance Committee and the Board of Directors seek directors with diversity of skills and experiences.  To determine whether the Board has the appropriate diversity or a new member could improve the diversity the following issues are considered:

•                  Skills and experiences that are currently represented on the Board

•                  Desired size of the Board

To determine whether the Board has the appropriate diversity or a new member could improve the diversity the following skills and experiences are considered:

•                  Mergers and acquisitions experience

•                  Financial and compliance expertise

•                  Leadership of a company that has sustained growth

•                  Contract manufacturing expertise

For new candidates, the Nominating and Corporate Governance Committee and the Board of Directors also consider whether the person will provide gender or racial diversity.

Identifying and Evaluating Nominees for Directors

The Nominating and Corporate Governance Committee uses a variety of methods for identifying and evaluating qualified nominees for directors. The Committee periodically assesses the appropriate size and needs of the Board and whether any vacancies are anticipated.  If vacancies are anticipated or if the Committee determines that the number of directors should be increased, the Committee considers possible director candidates and follows the director qualification guidelines.  Candidates may come to the Committee’s attention through present Board members, shareholders or other persons.  All candidates will be evaluated by the Committee and the Committee’s recommendations will then be transmitted to the entire Board.  Assessment of candidates will include a variety of issues, including diversity, skills and experience in the fields of finance and banking, accounting, sales and marketing, technology, international manufacturing, and an understanding of contract manufacturing and the Company’s industry.

SECURITY HOLDERS COMMUNICATIONS WITH THE BOARD

Security holders may send communications to the Company’s Board of Directors, or to any individual Board member, by means of a letter to such individual Board member or the entire Board addressed to:

Board of Directors (or named Board member)
Nortech Systems Incorporated
1120 Wayzata Boulevard East, Suite 201
Wayzata, MN 55391

REPORT OF AUDIT COMMITTEE

The Board of Directors of the Company has adopted a charter for the Audit Committee. The charter charges the Committee with the responsibility for, among other things, reviewing the Company’s audited financial statements and the financial reporting process. The Company’s management is responsible for the Company’s internal controls and the financial reporting process, including the system of internal controls.  The Company’s independent registered public accounting firm is responsible for expressing an opinion on the conformity of the Company’s audited consolidated financial statements with generally accepted U.S. accounting principles. In carrying out their responsibility, the Committee has reviewed and discussed with management the Company’s audited financial statements as of and for the year ended December 31, 2014. The Committee has also discussed the audited financial statements with McGladrey LLP, including the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 16, “Communications with Audit Committees,” and received the written disclosures and the letter from McGladrey LLP required by Rule 3526 of the Public Company Accounting Oversight Board, “Communications With Audit Committees Concerning Independence”, and has discussed with McGladrey LLP their independence. The Committee has also considered whether McGladrey LLP provided non-audit services which could impact their independence. No such services were provided by McGladrey LLP

Based on these reviews and discussions, the Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the Company’s fiscal year ended December 31, 2014.

The members of the Audit Committee are “independent” under the rules of the Securities and Exchange Commission and the NASDAQ listing standards.

Richard W. Perkins, Chair
Kenneth Larson
C. Trent Riley
Members of the Audit Committee

ITEM 2
APPROVAL OF ADVISORY VOTE ON COMPENSATION OF NAMED EXECUTIVE OFFICERS

We are providing shareholders with the opportunity to vote at the annual meeting on the following advisory resolution regarding the compensation of our NEOs as described in this Proxy Statement (commonly referred to as “Say-on-Pay”):

“RESOLVED, that the shareholders of Nortech Systems Incorporated approve, on an advisory basis, the compensation paid to the Company’s NEOs as disclosed in the compensation tables and narrative discussion contained in the ‘Executive Compensation’ section in this Proxy Statement.”

Our executive compensation programs are based on our belief that attracting, retaining and motivating talented executives is critical to the maintenance of our competitive advantage in the electronic contract manufacturing industry and to the achievement of the business goals set by the Board.  Accordingly, our executive compensation programs are designed to reward executives for achievement of our pre-determined financial and business goals, while also aligning our executives’ interests with those of our shareholders. We believe that we best achieve these goals by providing our executives with a mix of compensation elements that incorporate cash and equity, as well as short-term and long-term components, and that are tied to our business goals.

This advisory vote will not affect any compensation already paid or awarded to our NEOs and will not be binding on the Board or the Compensation Committee. However, the Compensation Committee will review and carefully consider the outcome of the vote. If there are a significant number of negative votes, the Compensation Committee will seek to understand the concerns that influenced the vote and consider them in making future executive compensation decisions.

Upon recommendation of the Compensation Committee of the Board, the Board unanimously recommends a vote FOR the approval of the compensation of our NEOs.

ITEM 3
APPROVAL OF THE COMPANY’S RESTATED
EQUITY APPRECIATION RIGHTS PLAN

The shareholders are being asked to approve the Company’s Restated Equity Appreciation Rights Plan (the “Plan”).  The approval of the Plan, as restated, by shareholders would (i) increase the reserve of Equity Appreciation Right Units (the “Units”) that can be granted from 750,000 Units to 1,000,000 Units and (ii) expand the group of eligible participants to allow members of the Board of Directors, in addition to employees, to participate in the Plan.

The Board believes that the approval of the Plan, as restated to increase the Plan reserve and expand the eligible participants, is in the best interests of the Company and its shareholders. Currently, no Units remain available for issuance under the Plan. The Board believes that the availability of an adequate number of Units reserved for issuance under the Plan and the expansion of the group of eligible participants to include directors are important factors in attracting, rewarding, and retaining strong management and board members.

Description of the Plan

The following is a summary of the material terms of the Plan as amended and restated and is qualified in its entirety by reference to the Plan, a copy of which is attached as Appendix A to this Proxy Statement.

General

The purposes of the Plan are to provide a means to attract, reward, and retain strong management (and if the amendment is approved by shareholders, board members as well) and to align the interests of participants in the Plan with the interests of shareholders by offering an incentive compensation vehicle based upon the growth in shareholders’ equity and the value of the Company.  The Company’s Compensation Committee administers the Plan.  The Compensation Committee has exclusive power to select the individuals entitled to participate in the Plan, to determine the size of the awards to be made to each such participant, and to determine the time or times when awards shall be made.  Awards are granted in the form of Equity Appreciation Right Units, as discussed below.

Eligible Participants

Employees (including officers) of the Company are eligible to receive Units under the Plan, when designated by the Compensation Committee.  If the Plan as restated is approved by shareholders, the pool of eligible participants will be expanded to include members of the Board of Directors.

Description of Equity Appreciation Right Units

An Equity Appreciation Right Unit means the right, subject to the conditions specified in the Plan, to receive a cash award equal to the appreciation in the Company’s Common Stock’s Book Value from the Base Date specified in the grant to the Redemption Date, which is the third anniversary of the Base Date unless otherwise specified.  The “Book Value” means the Company shareholders’ equity divided by the total number of shares outstanding, excluding any increase in the number of such shares represented by unexercised stock options.  Each Unit will be equal in value to one hundred percent of the Book Value per share of the Company’s Common Stock as of the grant date.  The Compensation Committee has the discretion to determine the number of Units to be granted to the Plan participant.

Except as otherwise specified, the Units granted under the Plan continue in effect for a period of three years from the grant date, subject to early termination as provided in the Plan.  Units may not be transferred other than by will or the laws of decent and distribution.  During the participant’s lifetime, a Unit held by the participant are payable only to such participant.

Termination of Service

Except as otherwise specified, the following provisions shall apply to employees. If such employee’s employment is terminated by retirement on or after age 65, or by the Company at any time without cause and otherwise than as provided for in the Plan, such Units shall continue in effect and be redeemed. If such employment is terminated by the Company with cause or by the employee’s voluntary resignation prior to attaining age 65, and otherwise than as provided for in the Plan, such Units shall expire simultaneously with such termination of employment, in which case there will be no payment related to those Units. Except as otherwise specified, if the service of a director is terminated for any reason and the director is the holder of outstanding Units, then such Units shall continue in effect as provided in this Plan; provided, that (i) the Redemption Date will be changed to the next anniversary date of the Base Date following the termination of service, and (ii) if the director resigns or is terminated by the Company, the payment upon redemption will be reduced, as determined by the Committee, to reflect the portion of the current year that the director did not serve.

Aggregate Limitation on Units Subject to the Plan

The number of Units that may be awarded under the Plan, as amended and restated shall not exceed an aggregate of 1,000,000. To date, an aggregate 750,000 Units have been granted. If any Units granted under the Plan shall expire or terminate or be forfeited or cancelled, such Units may again be granted pursuant to the Plan.

Duration, Termination and Amendment of the Plan

No Units may be granted under the Plan after March 11, 2025, the tenth anniversary of the approval of the Plan as Amended and Restated by the Board of Directors.

The Compensation Committee may terminate, suspend, or amend the Plan at any time. However, no such amendment may, without shareholder approval, (i) increase the number of Units available to be granted under the Plan, (ii) change the maximum period during which Units may be granted, (iii) extend the effective date of the Plan, or (iv) materially modify the requirements as to eligibility for participation in the Plan.

Change in Control; Effect of Sale or Merger

Upon the occurrence of an event satisfying the definition of “Change in Control,” participants holding Units are entitled to receive an amount equal to the per share purchase price for the Company’s shares or assets less the per share Book Value on the Base Date, multiplied by the number of Units held by such participant.

For the sole purpose of the Plan, “Change in Control” means that the Company or substantially all of the Company’s assets are either acquired by and/or merged with another organization or corporate entity.

New Plan Benefits

Set forth below is information on awards of Units under the Plan in March 2015 to the groups specified below. Such Unit awards were granted subject to shareholder approval of the amended and restated Plan, which reflects an increase in the number of Units that can be granted under the Plan by 250,000, to a total of 1,000,000.

NEW PLAN BENEFITS

Name and Position	Number of Units
Executive Officers as a Group	0
Non-Executive Director Group	29,167
Non-Executive Officer Employee Group	25,000

All other future grants under the Plan as restated are within the discretion of the Committee, and the benefits of such grants are, therefore, not determinable.

Upon recommendation of the Compensation Committee of the Board, the Board unanimously recommends a vote FOR the approval of the Restated Equity Appreciation Rights Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of March 11, 2015, the ownership of Common Stock of the Company by each shareholder who is known by the Company to own beneficially more than 5% of the outstanding shares of the Company, by each director and by each executive officer identified in the Summary Compensation Table, and by all executive officers and directors as a group. The parties listed in the table have the voting and investment powers with respect to the shares indicated.

Name of Beneficial Owner	Number of Shares Beneficially Owned (1)		Percent of Class

Michael J. Degen	45,501		1.7%
Richard W. Perkins	48,250		1.8%
Richard G. Wasielewski	24,000		*
Curtis J. Steichen	40,000		1.5%
C. Trent Riley	22,250		*
Kenneth Larson	21,250		*
Kathleen Iverson	—		—
Michael Kennedy	—		—
All executive officers, directors and nominees as a group	202,751	(2)	7.4%

Group consisting of:
Curtis Squire, Inc., Anita Kunin and David Kunin (3)
7201 Metro Blvd., Edina, MN 55439	1,392,335		50.8%

*                    Less than 1%

(1)            Includes the following shares not currently outstanding but deemed beneficially owned because of the right to acquire such shares pursuant to options exercisable within sixty (60) days: 35,000 shares by Mr. Degen, 17,250 shares by Mr. Perkins, 17,500 shares by Mr. Wasielewski, 37,500 shares by Mr. Steichen, 17,250 shares by Mr. Riley, and 17,250 shares by Mr. Larson.

(2)            Includes 141,750 shares subject to options exercisable within sixty (60) days. Does not include Mr. Kunin’s beneficial ownership of shares held by Curtis Squire, Inc., as described in note (3).

(3)            Curtis Squire, Inc. a corporation controlled by the family of the late Myron Kunin, owns 1,344,066 shares.  Anita Kunin owns 48,269 shares individually. Voting control in the Company’s shares held by Curtis Squire, Inc. is shared by Curtis Squires’ board of directors, whose members are Anita Kunin, David Kunin, James Timothy Kunin, Andrew Kunin and William Kunin. Anita Kunin is David Kunin’s mother, and David Kunin is a member of the Company’s Board of Directors.

2014 ANNUAL REPORT

The Company’s annual report on Form 10-K for the year 2014 is available on the Company’s website at www.nortechsys.com.  The Company will upon written request provide without charge a paper copy of this report, including the financial statements and financial statement schedules.  Such written request shall be directed to Paula M. Graff, Chief Financial Officer, at 1120 Wayzata Boulevard East, Suite 201, Wayzata, MN 55391.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS

The Notice of Annual Meeting, Proxy Statement, and the Company’s Annual Report on Form 10-K are available at www.proxyvote.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Appointment of Principal Accountants

The Audit Committee of the Board of Directors has engaged McGladrey LLP (“McGladrey”), as the independent registered public accounting firm of the Company for 2015. Members of the firm are expected to be present at the annual meeting of shareholders and available to respond to appropriate questions and will have the opportunity to make a statement if they desire to do so.

Fees incurred by the Company for services of Principal Accountants

The following table shows the fees billed to the Company for the audit and other services provided by McGladrey for fiscal years 2014 and 2013, including the estimated fees remaining to be billed by McGladrey for the 2014 audit.

	2014	2013

Audit Fees (1)	$192,600	184,700
Audit-Related Fees (2)
Tax Fees
All Other Fees

(1)         Audit fees include fees for the annual audit, SAS 100 reviews of the quarters and regulatory filings.

(2)         Audit-related fees are principally for professional services relating to technical accounting consulting and research.

The Audit Committee has established a policy for pre-approving the services provided by the Company’s independent registered public accounting firm in accordance with the auditor independence rules of the SEC. This policy requires the review and pre-approval by the Audit Committee of all audit and permissible non-audit services provided by the independent registered public accounting firm and an annual review of the financial plan for audit fees.

QUORUM AND VOTE REQUIRED

The presence in person or by proxy of the holders of a majority of the voting power of the shares of Common Stock issued, outstanding and entitled to vote at a meeting for the transaction of business is required to constitute a quorum. The election of each director will be decided by plurality votes. As a result, any shares not voted for a director (whether by withholding authority, broker non-vote or otherwise) have no impact on the election of directors except to the extent the failure to vote for an individual results in another individual receiving a larger number of votes. If your shares are held by a broker or nominee, you should contact such holder to determine if you may vote your shares electronically and, if so, the method and deadline for voting electronically. The deadline for voting electronically is 11:59 p.m. (ET) on May 5, 2015, for all holders — registered or beneficial.  If your shares are held directly and you decide to vote electronically, please follow the directions on your proxy card.

SHAREHOLDER PROPOSALS

Any proposal by a shareholder for the annual shareholders’ meeting to be held in May 2016 must be received by the secretary of the Company at 1120 Wayzata Boulevard East, Suite 201, Wayzata, Minnesota 55391, not later than the close of business on November 27, 2015. Proposals received by that date will be included in the 2016 proxy statement if the proposals are proper for consideration at an annual meeting and are required for inclusion in the proxy statement by, and conform to, the rules of the Securities and Exchange Commission.

The Company’s bylaws provide that a shareholder may nominate a director for election at the annual meeting or may present from the floor a proposal that is not included in the proxy statement if proper written notice is received by the secretary of the Company at its principal offices in Wayzata, Minnesota, at least 120 days in advance of the date of the proxy statement for the prior year’s annual meeting. For the 2016 annual meeting, director nominations and shareholder proposals must be received on or before November 27, 2015. Shareholder proposals that are received by the Company after that date may not be presented in any manner at the 2016 annual meeting.

OTHER MATTERS

The management does not know of any other matters that may be presented for consideration at the annual meeting of shareholders. If any other matters are properly presented at the meeting, the persons named in the accompanying proxy will vote upon them in accordance with their best judgment.

By Order of the Board of Directors

Martin R. Rosenbaum
Secretary
Minneapolis, Minnesota
March 27, 2015

APPENDIX A

NORTECH SYSTEMS INCORPORATED

Restated Equity Appreciation Rights Plan

Amended and Restated as of March 11, 2015

I.                     Purposes of the Plan

The purposes of the Nortech Systems Incorporated Equity Appreciation Rights Plan (the “Plan”) are to provide a means to attract, reward, and retain strong management and board members, and to align the interests of key managers and board members participating in the Plan with the interests of shareholders by offering an incentive compensation vehicle based upon the growth in shareholders’ equity and the value of Nortech Systems Incorporated.

II.                         Definitions

In this Plan, the following terms shall have the meanings as set forth below:

(a)         “Base Date” means the date designated by the Committee on the Grant Date as the date   for determining the initial valuation of a Unit.

(b)         “Board” means the Board of Directors of Nortech Systems Incorporated

(c)          “Book Value” means the Company stockholders’ equity  divided by the total number of shares outstanding, excluding any increase in the number of such shares represented by unexercised stock options.

(d)         “Committee” means the Compensation Committee of the Board or any other committee the Board may subsequently appoint to administer the Plan. The Committee shall be composed entirely of directors who meet the requirements as set forth in Section III of this Plan.

(e)          “Common Stock” means the common stock of Nortech Systems Incorporated, having a par value of $1.00 per share.

(f)           “Company” means Nortech Systems Incorporated and any present subsidiary corporations or any successor to such corporations.

(g)          “Equity Appreciation Right Unit” means the right, subject to the conditions specified in this Plan, to receive a cash award equal to the appreciation in the Common Stock’s Book Value from the Base Date to the Redemption Date.

(h)     “Grant Date” means the date as of which an Equity Appreciation Right Unit is granted by the Committee pursuant to this Plan.

(i)         “Grantee” means a Participant to whom an Equity Appreciation Right Unit is granted by the Committee pursuant to this Plan.

(j)  “Participant” means any employee or director of the Company selected to participate in the Plan.

(k) “Redemption Date” means the third anniversary of the Base Date, or such other date as specified in this Plan or in writing to the Grantee.

(l)  “Unit” means an Equity Appreciation Right Unit.

III.                              The Committee as Plan Administrators

The Plan shall be administered by the Company’s Compensation Committee (the “Committee”), which shall consist of not fewer than three persons who shall be appointed by the Board and each of whom shall be a “disinterested person,” as that term is defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended. Subject to the provisions of the Plan, the Committee shall have exclusive power to select the Participants entitled to participate in the Plan, to determine the size of the awards to be made to each such Participant, and to determine the time or times when awards shall be made. The Committee’s interpretation of the Plan and any action it takes with respect to awards granted pursuant thereto shall be final and binding unless otherwise determined by the Board. The Committee shall have the authority, subject to the provisions of the Plan, to establish, adopt, revise or repeal such rules, regulations and procedures with respect to the Plan as it may deem necessary or appropriate to accomplish the objectives of the Plan, including the power to make decisions relating to the Plan in instances where the Plan document is silent.

IV.                               Aggregate Limitation on Units Subject to the Plan

The number of Units that may be awarded under this Plan shall not exceed an aggregate of 1,000,000. If any Units granted under the Plan shall expire or terminate or be forfeited or cancelled, such Units may again be granted pursuant to the Plan.

V.                                    Terms and Conditions of the Grant of Units

Each Unit granted under this Plan shall be subject to the following terms and conditions:

(a)               Except as otherwise specified in writing to the Grantee, each Unit granted shall continue in effect for a period of three (3) years from the Grant Date, subject, however, to earlier termination as hereinafter provided.

(b)               Each grant shall be evidenced by a written instrument specifying to the Grantee the number of Units granted and the terms and conditions of such grant.

(c)                Except as provided herein, the grant of a Unit shall not be transferable other than by will or the laws of descent and distribution. During the Grantee’s lifetime, a Unit held by a Grantee shall be payable only to the Grantee, except as otherwise provided herein.

VI.                               Payment of Unit Awards

All Unit redemptions shall be paid in cash within ninety (90) days after determination by the Company of the Book Value of the Units as of the Redemption Date.

VII.  Redemption of Units

(a)                                  A Unit granted pursuant to this Plan shall be subject to redemption by the Company on the Redemption Date. Upon redemption of the Unit, the Grantee shall receive a payment for each Unit redeemed equal to the appreciation in the Book Value per share of Common Stock from the Base Date to the Redemption Date.  In the event of a Change of Control as described in Section XII, the Participant shall be entitled to receive an amount equal to the per share purchase price less the per share Book Value on the Grant Date.

(b)                                  Units granted to participants in the Plan which have not been redeemed shall become automatically subject to redemption in the event of a Company Change in Control, as set forth in Section XII.

VIII.                     Dilution and Changes in Capitalization

In between the Grant Date of a Unit and the Redemption Date, any change that shall occur in the number of shares of the Company’s Common Stock outstanding as the result of any stock split or any stock dividend during any calendar year, then the unredeemed portion of any such Units granted shall be adjusted proportionately to the adjustment in the Company’s Common Stock. In the event of any other change in the number or character of the outstanding securities of the Company as the result of any recapitalization, reclassification, consolidation, analogous change in capitalization, distribution to holders of the Company’s Common Stock, or other event where the Committee believes an adjustment is equitable and appropriate, the Committee shall make such adjustments, if any, in the manner of calculating the valuation of any outstanding Units as the Committee in the reasonable exercise of its discretion deems equitable and appropriate.

IX.                              Factors to be Considered on the Grant of Units

In making any determination as to the Participants to whom Units shall he granted, as to the number of Units in any single grant and the terms and conditions of the grant consistent with this Plan, the Committee shall take into account the duties and responsibilities of the respective Participants, their present and potential contributions to the success of the Company, and such other factors as the Committee shall deem important in connection with accomplishing the purposes of the Plan.

X.                                   Termination of Service

(a) Except as otherwise specified in writing to a Grantee, the following provisions shall apply for an Employee to whom Units have been granted. If such Employee’s employment shall be terminated (i) by the Employee’s retirement on or after age sixty-five (65), or (ii) by the Company at any time without cause (which shall be determined solely by the Committee) and otherwise than as provided for in Section XII hereof, such Units shall be redeemed as provided in Sections VI and VII hereof. If such employment shall be terminated by the Company with cause or by the Employee’s voluntary resignation prior to attaining age sixty-five (65) (all of which shall be determined solely by the Committee) and otherwise than as provided for in Section XII hereof, such Units shall expire simultaneously with such termination of employment, in which case there will be no payment related to those Units. So long as the Grantee shall continue to be an Employee of the Company or of one or more of its subsidiaries, his or her Units shall not be affected by any change of duties or position. Nothing in the Plan or in any agreement shall confer upon any Employee any right to continue in the employ of the Company or interfere in any way with the right of the Company to terminate his employment at any time whether for cause, or not.

(b)         Except as otherwise specified in writing to a Grantee, if the service of a director shall be terminated for any reason and the director is the holder of outstanding Units, then such Units shall continue in effect as provided in this Plan; provided. that (i) the Redemption Date will be changed to the next anniversary date of the Base Date following the termination of service, and (ii) if the director resigns or is terminated by the Company, the payment upon redemption will be reduced, as determined by the Committee, to reflect the portion of the current year that the director did not serve.

XI.      Death or Incapacity of a Participant

If a Participant to whom Units have been granted shall die or become physically or mentally incapacitated, as determined solely by the Committee, while he or she shall be employed by the Company or serving as a director, all Units then held by such Participant immediately prior to such Participant’s death or incapacity shall be redeemed by the Company based on any appreciation in Book Value per share between the Base Date and the last day of the calendar year immediately preceding the Participant’s death, and paid to the personal representative or other legal representative of such Participant within ninety (90) days after his or her death or incapacity.

XII.       The Effect of a Company Change in Control

(i)                   This Plan shall be affected by the event of a Company Change in Control, which, for the sole purpose of this Plan, shall mean that the Company or substantially all of the Company’s assets are either acquired by and/or merged with another organization or corporate entity.

(ii)                      In the event of a Change of Control, the Participant shall be entitled to receive an amount equal to the per share purchase price for the Company’s shares or assets as determined by the Committee less the per share Book Value on the Base Date, multiplied by the number of Units held by the Participant, such amount to be paid to the Participant within ninety (90) days after the Change of Control.

XIII.                    Effective Date of the Plan

The Plan shall become effective on the date of its adoption by the Board; provided, however, that the Plan shall automatically terminate and all Units theretofore granted shall be null and void, in the event that the Plan shall not have been duly and validly approved by the affirmative vote of a majority of the stockholders of the Company present or represented at the annual meeting of the stockholders of the Company next following the adoption of the Plan by the Board.

XIV.                     Amendment, Suspension, or Termination of the Plan

The Committee may at any time terminate, suspend, or amend this Plan; however, no amendment shall, without the approval of stockholders of the Company:

(i)                   increase the number of Units which may be granted pursuant to the Plan;

(ii)                change the maximum period during which Units may be granted;

(iii)             extend the effective date of the Plan; or

(iv)            materially modify the requirements as to eligibility for participation in the Plan.

XV.                          Duration of the Plan

No Units shall be granted under this Plan ten (10) years after the date the Restated Plan was adopted by the Board. All Units granted before that date shall remain valid thereafter in accordance with their terms.

This Restated Plan was adopted by the Board of Directors on March 11, 2015.

BARCODE 1 OF 2 12 15 1234567 1234567 1234567 1234567 1234567 1234567 1234567 See the reverse side of this notice to obtain proxy materials and voting instructions. Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence # *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on <mtgdate>. You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Meeting Information Meeting Type: <mtgtype> For holders as of: <recdate> Date: Time: <mtgtime> Location: 0000236188_1 R1.0.0.51160 NORTECH SYSTEMS, INC. NORTECH SYSTEMS, INC. 1120 WAYZATA BLVD EAST - SUITE 201 WAYZATA, MN 55391 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 Annual Meeting March 11, 2015 May 06, 2015 May 06, 2015 3:00 PM CDT Wayzata Country Club 200 W. Wayzata Blvd. Wayzata, MN 55391

Internal Use Only Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. How To Vote . Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. . . 0000236188_2 R1.0.0.51160 1. Annual Report 2. Notice & Proxy Statement Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 22, 2015 to facilitate timely delivery.

BARCODE 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 123456789012 Broadridge Internal Use Only xxxxxxxxxx xxxxxxxxxx Cusip Job # Envelope # Sequence # # of # Sequence # Voting items 0000236188_3 R1.0.0.51160 The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Michael J. Degen 02 Kathleen Iverson 03 Michael Kennedy 04 David B. Kunin 05 Kenneth Larson 06 Richard W. Perkins 07 Richard Wasielewski The Board of Directors recommends you vote FOR proposals 2 and 3. 2. Advisory approval of the compensation of the Company's named executive officers (a Say-on-Pay Vote). 3. Approval of the Companys Restated Equity Appreciation Rights Plan. NOTE: The undersigned authorizes the Proxies to vote in their discretion upon such other business as may properly come before the meeting.

THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE Reserved for Broadridge Internal Control Information Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence # NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 0000236188_4 R1.0.0.51160

1 1 12345678 12345678 12345678 12345678 12345678 12345678 12345678 12345678 NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 . x 02 0000000000 JOB # 1 OF 2 1 OF 2 PAGE SHARES CUSIP # SEQUENCE # THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date CONTROL # SHARES To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0000236189_1 R1.0.0.51160 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Michael J. Degen 02 Kathleen Iverson 03 Michael Kennedy 04 David B. Kunin 05 Kenneth Larson 06 Richard W. Perkins 07 Richard Wasielewski NORTECH SYSTEMS, INC. 1120 WAYZATA BLVD EAST - SUITE 201 WAYZATA, MN 55391 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. Electronic Delivery of Future PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR proposals 2 and 3. For Against Abstain 2. Advisory approval of the compensation of the Company's named executive officers (a Say-on-Pay Vote). 3. Approval of the Companys Restated Equity Appreciation Rights Plan. NOTE: The undersigned authorizes the Proxies to vote in their discretion upon such other business as may properly come before the meeting. Where stock is registered jointly in the names of two or more persons, ALL should sign. Signature(s) should correspond exactly with the name(s) as shown above. Please sign and date and return promptly in the enclosed envelope. No postage need be affixed if mailed in the United States.

0000236189_2 R1.0.0.51160 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/ are available at www.proxyvote.com . NORTECH SYSTEMS INCORPORATED PROXY FOR ANNUAL MEETING OF SHAREHOLDERS May 6, 2015 NORTECH SYSTEMS INCORPORATED Proxy THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS and will be voted as directed herein. If no direction is given, this proxy will be voted FOR Items 1, 2 and 3. The undersigned hereby appoints Michael J. Degen and Richard G. Wasielewski and either of them, proxies for the undersigned, with full power of substitution, to represent the undersigned and to vote all of the shares of the Common Stock of Nortech Systems Incorporated (the Company) which the undersigned is entitled to vote at the annual meeting of shareholders of the Company to be held on May 6, 2015, and at any and all adjournments thereof. Continued, and TO BE COMPLETED AND SIGNED on reverse side